WCM China A-Shares Growth Fund

Investor Class Shares – WCASX

Institutional Class Shares – WCMAX

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated March 30, 2021, to the

Prospectus and Statement of Additional Information (“SAI”)

dated March 8, 2021.

The WCM China A-Shares Growth Fund has not commenced operations and therefore is currently not available for purchase.

Please retain this Supplement with your records.